UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF THE

SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported March 21, 2011

PVF Capital Corp.

(Exact name of registrant as specified in its charter)

Ohio	0-24948	34-1659805
(State or other jurisdiction of incorporation)	(Commission File Number)	( IRS Employer Identification No.)

30000 Aurora Road, Solon, Ohio		44139
(Address of principal executive offices)		(Zip Code)

(440) 248-7171

(Registrant’s telephone number, including area code)

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

ITEM 8.01	OTHER EVENTS.

The following summary amends and restates the description of the capital stock of PVF Capital Corp. (the “Corporation”). The Corporation is organized under the laws of the State of Ohio, and governed by the Ohio General Corporation Law (the “OGCL”), the Corporation’s First Amended and Restated Articles of Incorporation, as amended (the “Articles”) and the Corporation’s Second Amended and Restated Code of Regulations (the “Code” and together with the Articles, the “Corporate Governance Documents”). This summary is qualified entirely by reference to the OGCL and the Corporate Governance Documents.

AUTHORIZED CAPITAL STOCK

The aggregate number of shares of all classes of capital stock which the Corporation has authority to issue is 66,000,000 shares, of which 65,000,000 shares are to be shares of common stock, $.01 par value per share, and of which 1,000,000 are to be shares of serial preferred stock, $.01 par value per share. Authorized shares of common stock and serial preferred stock may be issued and sold from time to time as approved by the board of directors without further stockholder action provided that the issuance and sale is made in compliance with the Corporate Governance Documents, the OGCL or the rules of a national securities exchange, if applicable.

SERIAL PREFERRED STOCK

The board of directors of the Corporation is authorized, by resolution or resolutions from time to time adopted, to further amend the Articles to provide for the specific terms of serial preferred stock to be issued in series and to fix and state the rights, preferences, limitations and relative, participating, optional or other special rights of the shares of each such series, and the qualifications, limitations or restrictions thereof. The terms of shares of different series shall be identical except as to the following rights and preferences, as to which there may be variations between different series:

1.	the distinctive serial designation and the number of shares constituting such series;

2.	the voting rights, full, conditional or limited, of shares of such series;

3.	the dividend rates or the amount of dividends to be paid on the shares of such series, whether dividends shall be cumulative and, if so, from which date or dates, the payment date or dates for dividends, and the participating or other special rights, if any, with respect to dividends;

4.	whether the shares of such series shall be redeemable and, if so, the price or prices at which, and the terms and conditions upon which such shares may be redeemed;

5.	the amount or amounts payable upon the shares of such series in the event of voluntary or involuntary liquidation, dissolution or winding up of the Corporation;

6.	whether the shares of such series shall be entitled to the benefits of a sinking or retirement fund to be applied to the purchase or redemption of such shares, and, if so entitled, the amount of such fund and the manner of its application, including the price or prices at which such shares may be redeemed or purchased through the application of such funds;

7.	whether the shares of such series shall be convertible into, or exchangeable for, shares of any other class or classes or any other series of the same or any other class or classes of stock of the Corporation and, if so convertible or exchangeable, the conversion price or prices, or the rates or rates of exchange, and the adjustments thereof, if any, at which such conversion or exchange may be made, and any other terms and conditions of such conversion or exchange;

8.	the price or other consideration for which the shares of such series shall be issued;

9.	restrictions, if any, on the issuance of shares of the same series or any other class or series; and

10.	any other designations, preferences, limitations or rights that are now or hereafter permitted by the laws of the State of Ohio and are not inconsistent with the provisions of the Articles.

Each share of each series of serial preferred stock shall have the same relative rights, preferences and limitations as, and shall be identical in all respects with, all the other shares of capital stock of the Corporation of the same series.

COMMON STOCK

Voting Rights

Except as may be granted to holders of serial preferred stock, the holders of the common stock shall exclusively possess all voting power. Holders of common stock are entitled to vote for the election of directors and upon all other matters, which may be submitted to a vote of stockholders generally, with each share being entitled to one vote. The common stockholders do not possess cumulative voting rights. Directors are elected by a plurality of the votes cast at a stockholder meeting called for such purpose. Any other corporate action shall be authorized by a majority of the votes cast at the meeting unless otherwise provided by the OGCL or the Corporate Governance Documents.

Number of Directors

The Articles provides that the number of directors shall be such number, not less than five nor more than 15 (exclusive of directors, if any to be elected by holders of preferred stock of the Corporation, voting separately as a class), as shall be determined from time to time in accordance with the Bylaws of the Board of Directors, provided that no decrease in the number of directors shall have the effect of shortening the term of any incumbent director, and provided further that no action shall be taken to decrease or increase the number of directors from time to time unless at least two-thirds of the directors then in office shall concur in such action. Vacancies in the board of directors of the Corporation and newly created directorships shall be filled by a vote of two-thirds of the directors then in office, whether or not a quorum, and any director so chosen shall hold office for a term expiring at the annual meeting of stockholders at which the term of the class to which the director has been chosen expires and when the director’s successor is elected and qualified. The number of directors of the Corporation is currently fixed at eight.

Classification of the Board of Directors

Under the OGCL, a corporation’s articles of incorporation may provide that the board of directors may be divided into two or three classes and have staggered terms of office. Currently, the Corporation’s Articles provide for a classified board which is divided into two classes.

Removal of Directors

No director of the Corporation may be removed from office at any time, unless for cause and by the affirmative vote of the holders of at least 80 percent of the outstanding shares of capital stock of the Corporation entitled to vote generally in the election of directors (considered for this purpose as one class) cast at a meeting of the stockholders called for that purpose. In the case of a removal of a director by the stockholders, a new director may be elected at the same meeting of stockholders to hold office for the remainder of the term of the removed director. Failure by the stockholders to fill the unexpired term of a removed director at such meeting of stockholders shall be deemed to create a vacancy in the board of directors, which shall be filled by the board of directors.

Stockholder Action by Written Consent

The OGCL provides that any stockholder action may be taken by the unanimous written consent of the stockholders without a meeting unless otherwise provided by a corporation’s articles of incorporation or regulations. Currently, the Articles provide that no action required to be taken or which may be taken at any annual or special meeting of stockholders of the Corporation may be taken without a meeting, and the power of stockholders to consent in writing, without a meeting, to the taking of any action is specifically denied.

Dividend Rights

Holders of common stock are entitled to receive such dividends as may be declared by the board of directors out of legally available funds, and to receive pro rata any assets distributable to holders of the common stock upon liquidation.

Liquidation Rights

In the event of any liquidation, dissolution or winding up of the Corporation, the holders of common stock would be entitled to receive, after payment or provision for payment of all the

Corporation’s debts and liabilities, all of the Corporation’s assets available for distribution. Holders of the Corporation’s serial preferred stock, if any such shares are then outstanding, may have a priority over the holders of common stock in the event of any liquidation or dissolution. Currently, the Corporation does not have any serial preferred stock outstanding.

Other Rights

Common stockholders have no preemptive rights to purchase additional securities that may be issued by the Corporation in the future. There are no redemption or conversion provisions applicable to the Corporation’s common stock, and common stockholders are not liable for any further capital call or assessment.

ANTI-TAKEOVER EFFECTS

First Amended and Restated Articles of Incorporation

The Articles require the affirmative vote of the holders of not less than 80 percent of the outstanding common stock of the Corporation entitled to vote with respect to each such transaction: (a) any merger, share exchange or consolidation of the Corporation with or into a related person (as defined therein); (b) any sale, lease, exchange, transfer or other disposition, including without limitation, a mortgage, or any other security device, of all or any substantial part (as defined therein) of the assets of the Corporation (including, without limitation, any voting securities of a subsidiary) or of a subsidiary to a related person; (c) any merger or consolidation of a related person with or into the Corporation or a subsidiary; (d) any sale, lease, exchange, transfer or other disposition, including without limitation, a mortgage, or any other capital device, of all or any substantial part of the assets of a related person to the Corporation or a subsidiary; (e) the issuance of any securities of the Corporation or a subsidiary of a related person; (f) the acquisition by the Corporation or a subsidiary of any securities of a related person; (g) any reclassification of the common stock of the Corporation, or any recapitalization involving the common stock of the Corporation; and (h) any agreement, contract or other arrangement providing for any of the transactions described in (a) through (g) above (the “Special Voting Requirement”). The Special Voting Requirement shall not apply to any such merger, consolidation, sale or exchange, issuance or delivery of stock or other securities, or dissolution which was approved by the affirmative vote of at least two-thirds of the continuing directors (as defend therein), provided such approval was obtained at a meeting in which a continuing director quorum (as defined therein) was present.

The Articles also contain additional provisions that may make takeover attempts and other acquisitions of interests in the Corporation more difficult where the takeover attempt or other acquisition has not been approved by the board of directors. These provisions include: (1) a requirement that a stockholder wishing to nominate directors for election comply with certain procedures, including advance notice requirements; and (2) the affirmative vote of the holders of not less than 80 percent of the outstanding common stock of the Corporation shall be required to (i) remove any director or the entire board of directors of the Corporation for cause and (ii) amend or repeal certain provisions of the Articles, except that such repeal, alteration, amendment or rescission may be made by the affirmative vote of the holders of a majority of the outstanding shares of capital stock of the Corporation entitled to vote at a meeting of stockholders if the same is first approved by a majority of the directors.

Ohio Merger Moratorium Statute

The Corporation is an “issuing public corporation” as defined under the OGCL. Chapter 1704 of the OGCL governs transactions between an issuing public corporation and: (i) an “interested shareholder,” which, generally, means someone who becomes a beneficial owner of 10% or more of the shares of a corporation without the prior approval of the board of directors of the corporation; and (ii) persons affiliated or associated with an interested shareholder.

For at least three years after an interested shareholder becomes such, the following transactions are prohibited if they involve both an issuing public corporation and either an interested shareholder or anyone affiliated or associated with an interested shareholder: (i) the disposition or acquisition of any interest in assets; (ii) mergers, consolidations, combinations and majority share acquisitions; (iii) voluntary dissolutions or liquidations; and (iv) the issuance or transfer of shares or any rights to acquire shares in excess of 5% of the outstanding shares.

Subsequent to the three-year period, these transactions may take place provided that either of the following conditions are satisfied: (i) the transaction is approved by the holders of shares with at least two-thirds of the voting power of the corporation, or a different proportion set forth in the articles of incorporation, including at least a majority of the outstanding shares after excluding shares controlled by the interested shareholder; or (ii) the business combination results in shareholders, other than the interested shareholder, receiving a fair price, as determined by Section 1704.03(A)(4), for their shares.

If, prior to the acquisition of shares by which a person becomes an interested shareholder, the board of directors of the corporation approves the transaction by which the person would become an interested shareholder, then Chapter 1704’s prohibition does not apply. The prohibition imposed by Chapter 1704 continues indefinitely after the initial three-year period unless the subject transaction is approved by the requisite vote of the shareholders or satisfies statutory conditions relating to the fairness of consideration received by shareholders, other than the interested shareholder.

Chapter 1704 does not apply to a corporation if its articles of incorporation or code of regulations state that it does not apply. The Corporation has not opted out of the application of this statute.

Ohio Control Share Statute

Section 1701.831 of the OGCL requires the prior authorization of the stockholders of an issuing public corporation in order for any person to acquire, either directly or indirectly, shares of that corporation that would entitle the acquiring person to exercise or direct the exercise of one-fifth or more of the voting power of that corporation in the election of directors or to exceed specified other percentages of voting power.

A person proposing to make an acquisition of common shares subject to Section 1701.831 of the OGCL must deliver to the issuing public corporation a statement disclosing, among other things: (i) the number of common shares owned, directly or indirectly, by the person; (ii) the range of voting power that may result from the proposed acquisition; and (iii) the identity of the acquiring person.

Within 10 days after receiving this statement, the issuing public corporation must call a special meeting of stockholders to vote on the proposed share acquisition. The acquiring person may complete the proposed acquisition only if the acquisition is approved by the affirmative vote of the holders of at least a majority of the voting power of all shares entitled to vote in the election of directors represented at the meeting excluding the voting power of all “interested shares.” Interested shares include any shares held by the acquiring person and those held by officers and directors of the issuing public corporation as well as by certain others, including many holders commonly characterized as arbitrageurs.

Section 1701.831 does not apply to a corporation if its articles of incorporation or code of regulations state that it does not apply. Pursuant to the Articles, Section 1701.831 of the OGCL is applicable to the Corporation.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

PVF CAPITAL CORP.

By:	/s/ Jeffrey N. Male
Jeffrey N. Male
Vice President and Secretary

Date: March 21, 2011